UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 8, 2017

IGNITE RESTAURANT GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35549	94-3421359
(State or other jurisdiction of Company or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10555 Richmond Avenue, Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 366-7500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.	Entry into a Material Definitive Agreement

As previously disclosed in the Annual Report on Form 10-K filed by Ignite Restaurant Group, Inc. (the “Company”), with the Securities and Exchange Commission, on March 31, 2017, the Company entered into a forbearance agreement with certain of the lenders and the Administrative Agent (collectively, the “Forbearing Lenders”) under the Company’s senior secured credit facility entered into on August 13, 2014 (the “2014 Credit Facility”), whereby the Forbearing Lenders agreed to, among other things, forbear from taking any action to enforce certain of their rights or remedies under the Credit and Security Agreement, dated as of August 13, 2014, (the “2014 Credit Agreement”) with respect to certain defaults, events of default, and anticipated events of default (the “Forbearance Agreement”).

On May 8, 2017, the Company and the Forbearing Lenders entered into an amendment to Forbearance Agreement (the “First Amendment”). Pursuant to the First Amendment, the Forbearing Lenders (i) extended the forbearance period to the earlier to occur of either (x) May 23, 2017 or (y) the occurrence of any forbearance default; (ii) added an additional specified default to Annex I to the Forbearance Agreement; (iii) agreed that the amount outstanding under the 2014 Credit Agreement is equal to at least $133,250,569 and the amount outstanding under the letters of credit is at least $12,050,000; and (iv) confirmed that except as expressly set forth in the First Amendment, the First Amendment shall not constitute a waiver of any default, event of default or forbearance default or modify any provision of the Forbearance Agreement, the 2014 Credit Agreement or any other loan document.

A copy of the First Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the First Amendment.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

10.1         First Amendment to Forbearance Agreement, dated as of May 8, 2017.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 11, 2017

IGNITE RESTAURANT GROUP, INC.

By:	/s/ Brad A. Leist
Brad A. Leist
Senior Vice President, Chief Financial Officer and Chief Administrative Officer